UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2007 (November 2, 2007)

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)
6330 West Loop South, Suite 300 Houston, Texas (Address of principal executive offices)	77401 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 8.01  Other Events

On November 2, 2007, Synthesis Energy Systems, Inc. issued a press release announcing the listing of its common stock on The NASDAQ Capital Market.  Trading of its common stock commenced at the opening of the market on November 2, 2007 under the symbol “SYMX.”  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(a)

Financial Statements of business acquired

None.

(b)

Pro Forma Financial Information

None.

(c)

Shell Company Transactions

None.

(d)

Exhibits

99.1

Press release dated November 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: November 2, 2007	/s/Timothy E. Vail _
Timothy E. Vail
President and Chief Executive Officer

Exhibit Index

99.1

Press release dated November 2, 2007